EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 1998, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



September 23, 1998                  /s/ FRANK A. GODCHAUX III
                                        Frank A. Godchaux III,
                                        Chairman of the Board of Directors

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                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 1998, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


September 23, 1998                 /s/ CHARLES R. GODCHAUX
                                       Charles R. Godchaux,
                                       Vice Chairman of the Board of Directors

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 1998, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


September 23, 1998                 /s/ MARY G. WIECK
                                       Mary G. Wieck, Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 1998, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


September 23, 1998                 /s/ THERESA G. PAYNE
                                       Theresa G. Payne, Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 1998, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


September 23, 1998                 /s/ W. ELTON KENNEDY
                                       W. Elton Kennedy, Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 1998, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


September 23, 1998                 /s/ E. JAMES LOWREY
                                       E. James Lowrey, Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 1998, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


September 23, 1998                 /s/ THOMAS B. WALKER, JR.
                                       Thomas B. Walker, Jr., Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 1998, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


September 23, 1998                 /s/ PATRICK W. ROSE
                                       Patrick W. Rose, Director